Discontinued Operations (Notes)	9 Months Ended
Sep. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations
On January 9, 2014, we completed our divestiture and sale of the OrthoRecon business to MicroPort Scientific Corporation (MicroPort). Pursuant to the terms of the asset purchase agreement (Purchase Agreement), the purchase price (as defined in the Purchase Agreement) for the OrthoRecon business was approximately $283 million (including a working capital adjustment), which MicroPort paid in cash. As a result of the transaction, we recognized approximately $24.3 million as the gain on disposal of the OrthoRecon business, before the effect of income taxes for the year ended December 31, 2014.
All current and historical operating results for the OrthoRecon business are reflected within discontinued operations in the condensed consolidated financial statements. In addition, costs associated with corporate employees and infrastructure transferred as a part of the sale were included in discontinued operations. The following table summarizes the results of discontinued operations (in thousands, except per share data):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenue	$—	$—	$—	$3,056
Loss before tax (including $24.3 million gain from disposal in 2014)	(36,211)	(18,137)	(46,720)	(7,121)
Income tax benefit	—	(5,977)	—	7,804
Loss from discontinued operations, net of tax	(36,211)	(12,160)	(46,720)	(14,925)
Net loss from discontinued operations per share (Note11):
Basic	$(0.71)	$(0.24)	$(0.92)	$(0.30)
Diluted	$(0.71)	$(0.24)	$(0.92)	$(0.30)

Weighted-average number of shares outstanding-basic	51,172	50,043	51,033	49,441
Weighted-average number of shares outstanding-diluted	51,172	50,043	51,033	49,441

During the three months ended September 30, 2015, we recognized a $25 million charge to write down an insurance receivable associated with product liability claims. Additionally, during the three months ended September 30, 2015, we increased our estimated product liability by approximately $4 million for claims that had been incurred in prior periods. We have analyzed the impact of this adjustment and determined that this out-of-period charge did not have a material impact to the prior period or current period financial statements. See Note 12 for additional information regarding our product liabilities and the associated insurance.
The 2014 effective tax rate within the results of discontinued operations reflects the sale of non-deductible goodwill of $25.8 million associated with the OrthoRecon business.
Certain liabilities associated with the OrthoRecon business, including product liability claims associated with hip and knee products sold prior to the closing, were not assumed by MicroPort. Charges associated with these product liability claims, including legal defense, settlements and judgments, income associated with product liability insurance recoveries, and changes to any contingent liabilities associated with the OrthoRecon business have been reflected within results of discontinued operations, and we will continue to reflect these within results of discontinued operations in future periods. We will incur continuing cash outflows associated with legal defense costs and the ultimate resolution of these contingent liabilities, net of insurance proceeds, until these liabilities are resolved.